EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		April 1, 2004 to April 30, 2004

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$226,638,720
Monthly Profit (Loss):	$(7,474,000)

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc.
By:	Lester D. Sears
Its:	Senior Vice President - Finance and Chief Financial Officer
Signature	/s/Lester D. Sears
Date	May 28, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		April 1, 2004 to April 30, 2004

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$ 134,737

Cost of sales	119,559
Gross profit	15,178

Selling and administrative expenses
Selling expense	4,880
Warehousing and shipping	6,847
Advertising	512
Division administrative expense	1,172
MIS expense	1,884
Corporate administrative expense	1,664
Total selling and administrative expense	16,959

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	(1,781)

Interest expense
Interest expense - outside	7,443
Capitalized interest expense	-
Interest expense - intercompany	230
Interest income	-
Interest income - intercompany	-
Net interest expense	7,673

Other expense
Miscellaneous	1,278
Royalties - intercompany	3,134
Transaction gain/loss	-
Total other expense	4,412

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	5,553
Miscellaneous	14
Total other income	5,567
Net other expense	(1,155)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	(8,299)

Chapter 11 reorganization expenses	2,419

Income taxes (benefit)	(3,244)

Income (loss) before extraordinary item	(7,474)

Extraordinary item - net of taxes	-

Net income (loss)	$ (7,474)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		April 1, 2004 to April 30, 2004

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 7,141	Senior Credit Facility	$ 440,736
Short-term investments	-	DIP Credit Agreement	133,637
Accounts receivable, net	209,674	Second Lien Facility	165,000
Total inventories	399,768	Accrued interest payable	808
Prepaid & other current assets	24,297	Accounts payable - trade	61,150
Total current assets	640,880	Accounts payable - intercompany	142,876
		Other payables and accrued liabilities	110,928
		Deferred income taxes	73,796
		Pension and other liabilities	138,613
Total investments & other assets	126,783	Total liabilities not subject to compromise	1,267,544

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	1,000,000
Property, plant and equipment, net	584,647	Deferred financing fees	(6,325)
		Accrued interest payable on Senior Notes	36,130
		Accounts payable	26,903
		Other payables and accrued liabilities	8,238
		Pension and other liabilities	18,849
		Total liabilities subject to compromise	1,083,795

		Total Liabilities	2,351,339

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	(123,757)
		Common stock	711
		Capital Surplus / Treasury Stock	(2,131)
		Retained earnings (deficit)	(760,128)
		Minimum pension liability adjustment	(101,921)
		Other adjustments	(11,803)
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	(999,029)
TOTAL ASSETS	$ 1,352,310	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$1,352,310

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		April 1, 2004 to April 30, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$ (7,474)
Equity adjustments	(1,971)
Depreciation and amortization expense	6,011
Gain on sale of assets	(5,545)
Working Capital Changes
Decrease / (increase) -- accounts receivable	32,292
Decrease / (increase) -- inventories	(17,002)
Decrease / (increase) -- other current assets	1,690
Decrease / (increase) -- other noncurrent assets and liabilities	889
Increase (decrease) -- accounts payable (trade)	1,881
Increase (decrease) -- accounts payable (intercompany)	(1,067)
Increase (decrease) -- accrued liabilities	(10,551)
Increase (decrease) -- accrued interest payable	(5,115)
Increase (decrease) -- pension and other liabilities	(5,152)
Increase (decrease) -- deferred federal income tax	(2,790)
Total Cash Flows from Operations	$ (13,904)

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	(2,540)
Transfers	241
Net proceeds from sale of assets	5,422
Total Cash Flows from Investing	$ 3,123

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	16,236
Total Cash Flows from Financing	$ 16,236

Beginning Cash Balance	1,686
Change in Cash	5,455
Ending Cash Balance	$ 7,141

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		April 1, 2004 to April 30, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$30,842,730
Federal
Payroll taxes withheld	5,386,409	1,284,013	04/01/04
		1,263,190	04/08/04
		2,380,949	04/15/04
Employer payroll tax contributions incurred	2,274,339	1,230,376	04/22/04
		1,666,995	04/29/04
		1,045,742	04/30/04
		616,550	04/30/04
Total Federal Taxes (1)	$7,660,748	$9,487,815
State and Local
Payroll taxes withheld
Alabama SIT	$401,305	$472,561	04/27/04
Arkansas SIT	874	907	04/14/04
California SIT	2,171	1,489	04/21/04
Georgia SIT	117,005	186,012	04/29/04
Illinois SIT	465	690	04/02/04
Indiana SIT	9,367	15,594	04/20/04
Louisiana SIT	4,143	4,734	04/21/04
Maine SIT	32,750	32,393	04/28/04
Minnesota SIT	1,517	1,506	04/21/04
Missouri SIT	409	408	04/26/04
New York SIT	98,665	59,983	04/20/04
North Carolina SIT	329,022	319,700	04/28/04
Pennsylvania SIT	186	163	04/14/04
Rhode Island SIT	155	144	04/14/04
South Carolina SIT	224,206	261,353	04/28/04
Virginia SIT	44,053	46,458	04/28/04
Delaware Co IN	279	-
Hamilton Co IN	39	-
Henry Co IN	866	-
Johnson Co IN	65	-
Madison Co IN	1,222	-
Marion Co IN	35	-
Washington Co IN	100	-
Randolph Co IN	70	-
Yonkers NY	15	10	04/20/04
New York City	24,736	-
Opelika AL	6,253	18,561	04/26/04

Total Payroll taxes	$1,299,973	$1,422,666

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		April 1, 2004 to April 30, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
(continued)
Employer payroll tax contributions incurred
Alabama SUTA	$120,730	956,761	04/29/04
Arkansas SUTA	107	-
California SUTA	-	2,604	04/29/04
Florida SUTA	32,397	207,103	04/29/04
Georgia SUTA	21,131	193,837	04/29/04
Illinois SUTA	-	1,685	04/29/04
Indiana SUTA	683	43,677	04/29/04
Louisiana SUTA	6,786	19,018	04/29/04
Maine SUTA	7,940	29,204	04/29/04
Minnesota SUTA	20	431	04/29/04
Nevada SUTA	4,809	22,118	04/29/04
New York SUTA	1,338	69,201	04/29/04
North Carolina SUTA	221,941	843,383	04/29/04
Pennsylvania SUTA	-	212	04/29/04
Rhode Island SUTA	-	266	04/29/04
South Carolina SUTA	77,997	614,713	04/29/04
Texas SUTA	-	1,997	04/29/04
Virginia SUTA	19,054	105,628	04/29/04
Washington SUTA	123	1,760	04/29/04

Total Employer payroll tax contributions	$515,056	$3,113,598

Gross taxable amount for sales and use	$8,337,267	$
Sales & Use taxes collected
Abbeville, Alabama	$2,466	$2,466	04/20/04
Alabama City/County (Greenville, Butler & Chambers County)	14,716	14,716	04/20/04
Alabama Regulation A	12,997	12,997	04/20/04
Alabama Sales	2,640	2,640	04/20/04
Alabama Use	56,703	56,703	04/20/04
Alatax (Opelika, Valley, Henry Co, Lee Co)	13,164	13,164	04/20/04
California	75	75	04/29/04
Florida	38,902	38,902	04/20/04
Georgia	8,992	8,992	04/20/04
Indiana (Daleville)	295	295	04/29/04
Indiana (Middletown)	1,389	1,389	04/15/04
Louisiana	56	56	04/15/04
Nevada	7,449	7,449	04/29/04
New York	22,195	22,195	04/15/04
North Carolina	94,502	94,502	04/12/04
North Carolina	16,984	16,984	04/26/04
Red River Parish, Louisiana	45	45	04/15/04
South Carolina	34,170	34,170	04/20/04
Texas	191	191	04/15/04
Virginia Sales	205	205	04/15/04
Virginia Use	1,212	1,212	04/15/04

Total Sales & Use taxes paid	$329,348	$329,348
Property taxes		920,619
Other taxes		131,456

Total State and Local (1)	$2,144,377	$5,917,687

Total Taxes	$9,805,125	$15,405,502

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.

/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		April 1, 2004 to April 30, 2004

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas, NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$4,168,849
Monthly Profit (Loss):	$2,978,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc. I
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	May 28, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		April 1, 2004 to April 30, 2004

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$ 3,747

Cost of sales	2,262
Gross profit	1,485

Selling and administrative expenses
Selling expense	6
Warehousing and shipping	191
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	170
Total selling and administrative expense	367

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	1,118

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	325
Net interest expense	(325)

Other expense
Miscellaneous	-
Royalties - intercompany	190
Transaction gain/loss	-
Total other expense	190

Other income
Royalties - intercompany	3,330
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	3,330
Net other expense	(3,140)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	4,583

Chapter 11 reorganization expenses	-

Income taxes (benefit)	1,605

Income (loss) before extraordinary item	2,978

Extraordinary item - net of taxes	-

Net income (loss)	$ 2,978

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		April 1, 2004 to April 30, 2004

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 219	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	-	Long-term debt classified as current	-
Accounts receivable - intercompany	-	Accrued interest payable	-
Total inventories	10,569	Accounts payable - trade	760
Prepaid & other current assets	-	Accounts payable - intercompany	9,150
Total current assets	10,788	Other payables and accrued liabilities	6,689
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	124,052	Total liabilities not subject to compromise	16,599

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	12,696	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	1,396
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	1,396

		Total Liabilities	17,995

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	70,559
		Retained earnings (deficit)	58,981
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	129,541
TOTAL ASSETS	$ 147,536	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 147,536

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		April 1, 2004 to April 30, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$2,978
Non-cash items
Depreciation and amortization expense	138
Working Capital Changes
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	-
Decrease / (increase) -- inventories	(2,174)
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	(167)
Increase (decrease) -- accounts payable (intercompany)	1,389
Increase (decrease) -- accrued liabilities	(1,739)
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$425

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	(16)
Transfers	(275)
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$(291)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$-

Beginning Cash Balance	$85
Change in Cash	134
Ending Cash Balance	$219

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		April 1, 2004 to April 30, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$-	-
Federal
Payroll taxes withheld	-	-
Employer payroll tax contributions incurred	-	-
Total Federal Taxes (1)	$-	$-
State and Local
Payroll taxes withheld	$-	-
Employer payroll tax contributions incurred
Nevada	$-	$-

Gross taxable sales	62,346	-
Sales & Use taxes collected
Maine	3,117	3,117	04/15/04
Property taxes
Other taxes		60
Total State and Local (1)	3,117	3,177
Total Taxes	$3,117	$3,177

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.

/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		April 1, 2004 to April 30, 2004

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$ -
Monthly Profit (Loss):	$ -

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.
Debtor-In-Possession	J.P. Stevens & Co., Inc.
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	May 28, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		April 1, 2004 to April 30, 2004

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$ -

Cost of sales	-
Gross profit	-

Selling and administrative expenses
Selling expense	-
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-
Total selling and administrative expense	-

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	-

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	-
Net interest expense	-

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	-
Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	-

Chapter 11 reorganization expenses	-

Income taxes (benefit)	-

Income (loss) before extraordinary item	-

Extraordinary item - net of taxes	-

Net income (loss)	$ -

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		April 1, 2004 to April 30, 2004

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ -	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	-	Long-term debt classified as current	-
Accounts receivable - intercompany	110,738	Accrued interest payable	-
Total inventories	-	Accounts payable - trade	-
Prepaid & other current assets	11	Accounts payable - intercompany	-
Total current assets	110,749	Other payables and accrued liabilities	-
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	2,697	Total liabilities not subject to compromise	-

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	-

		Total Liabilities	-

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	10,503
		Common stock	-
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	102,943
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	113,446
TOTAL ASSETS	$ 113,446	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 113,446

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		April 1, 2004 to April 30, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$ -
Non-cash items
Depreciation and amortization expense	-
Working Capital Changes
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	-
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	-
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$ -

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$ -

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$ -

Beginning Cash Balance	-
Change in Cash	-
Ending Cash Balance	$ -

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		April 1, 2004 to April 30, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$ -	$ -
Federal
Payroll taxes withheld	-	-
Employer payroll tax contributions incurred	-	-
Total Federal Taxes	-	-
State and Local
Payroll taxes withheld	-	-
Employer payroll tax contributions incurred	-	-
Gross taxable sales	-	-
Sales & Use taxes collected	-	-
Property taxes	-	-
Other taxes	-	-
Total State and Local	-	-
Total Taxes	$ -	$ -

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		April 1, 2004 to April 30, 2004

Monthly Operating Report
Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$2,565
Monthly Profit (Loss):	$169,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.
Debtor-In-Possession	J.P. Stevens Enterprises, Inc.
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	May 28, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		April 1, 2004 to April 30, 2004

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$-

Cost of sales	-
Gross profit	-

Selling and administrative expenses
Selling expense	3
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-
Total selling and administrative expense	3

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	(3)

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	73
Net interest expense	(73)

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	190
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	190
Net other expense	(190)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	260

Chapter 11 reorganization expenses	-

Income taxes (benefit)	91

Income (loss) before extraordinary item	169

Extraordinary item - net of taxes	-

Net income (loss)	$169

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		April 1, 2004 to April 30, 2004

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 25	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers, net	-	Long-term debt classified as current	-
Accounts receivable - intercompany	15,741	Accrued interest payable	-
Total inventories	-	Accounts payable - trade	-
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	15,766	Other payables and accrued liabilities	182
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	-	Total liabilities not subject to compromise	182

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	-

		Total Liabilities	182

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	2
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	15,582
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	15,584
TOTAL ASSETS	$ 15,766	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 15,766

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		April 1, 2004 to April 30, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$169
Non-cash items
Depreciation and amortization expense	-
Working Capital Changes
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	(97)
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	(89)
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$(17)

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$-

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$-

Beginning Cash Balance	42
Change in Cash	(17)
Ending Cash Balance	$25

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		April 1, 2004 to April 30, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$-	$-
Federal
Payroll taxes withheld	-	-
Employer payroll tax contributions incurred	-	-
Total Federal Taxes (1)	-	-
State and Local
Payroll taxes withheld	$-	$-
Employer payroll tax contributions incurred
Nevada	$-	$-
Gross taxable sales	-	-
Sales & Use taxes collected	-	-
Property taxes	-	-
Other taxes	-	60

Total State and Local (1)	-	60

Total Taxes	$-	$60

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.

/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		April 1, 2004 to April 30, 2004

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$4,887,395
Monthly Profit (Loss):	$(263,000)

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.
Debtor-In-Possession	WestPoint Stevens Stores Inc.
By:	Lester D. Sears
Its:	Vice President
Signature	/s/Lester D. Sears
Date	May 28, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		April 1, 2004 to April 30, 2004

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$7,401

Cost of sales	4,421
Gross profit	2,980

Selling and administrative expenses
Selling expense	2,253
Warehousing and shipping	234
Advertising	211
Division administrative expense	317
MIS expense	70
Corporate administrative expense	103
Total selling and administrative expense	3,188

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	(208)

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	195
Interest income	-
Interest income - intercompany	-
Net interest expense	195

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	-
Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	(403)

Chapter 11 reorganization expenses	-

Income taxes (benefit)	(140)

Income (loss) before extraordinary item	(263)

Extraordinary item - net of taxes	-

Net income (loss)	$(263)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		April 1, 2004 to April 30, 2004

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 1,591	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	250	Long-term debt classified as current	-
Accounts receivable - intercompany	2,477	Accrued interest payable	-
Total inventories	21,719	Accounts payable - trade	534
Prepaid & other current assets	739	Accounts payable - intercompany	-
Total current assets	26,776	Other payables and accrued liabilities	3,094
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	-	Total liabilities not subject to compromise	3,628

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	2,963	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	1,673
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	1,673

		Total Liabilities	5,301

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	15,955
		Retained earnings (deficit)	8,482
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	24,438
TOTAL ASSETS	$ 29,739	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 29,739

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		April 1, 2004 to April 30, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$(263)
Restructuring	-
Equity adjustments	-
Non-cash items
Depreciation and amortization expense	69
Gain on sale of assets	(14)
Working Capital Changes
Decrease / (increase) -- accounts receivable (customers)	(68)
Decrease / (increase) -- accounts receivable (intercompany)	(637)
Decrease / (increase) -- inventories	(147)
Decrease / (increase) -- other current assets	9
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	135
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	689
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$(227)

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	(7)
Transfers	34
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$(27)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$-

Beginning Cash Balance	$1,791
Change in Cash	(200)
Ending Cash Balance	$1,591

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		April 1, 2004 to April 30, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$923,544
Federal
Payroll taxes withheld	159,045	82,254	04/02/04
		28,870	04/14/04
		86,589	04/21/04
Employer payroll tax contributions incurred	71,758	20,727	04/28/04
		18,529	04/30/04
Total Federal Taxes (1)	$230,803	$236,969
State and Local
Amount of payroll taxes withheld
Alabama SIT	$3,359	$3,793	04/27/04
California SIT	723	787	04/21/04
Connecticut	304	306	04/28/04
Georgia SIT	13,078	18,569	04/28/04
Massachusetts SIT	802	448	04/02/04
Minnesota SIT	860	905	04/28/04
Missouri SIT	-	25	04/26/04
Michigan SIT	1,179	1,385	04/14/04
New Jersey SIT	257	803	04/29/04
New York SIT	1,231	1,215	04/02/04
North Carolina SIT	1,981	1,993	04/28/04
Oregon SIT	963	973	04/28/04
Pennsylvania SIT	580	639	04/21/04
South Carolina SIT	1,579	1,583	04/28/04
Utah SIT	787	857	04/26/04
Virginia SIT	880	1,449	04/28/04
Lancaster PA	147	432	04/26/04

Total Payroll taxes	28,710	36,162
Amount of employer payroll tax contributions incurred
Alabama SUTA	$686	$3,023	04/29/04
Arizona SUTA	-	3	04/29/04
California SUTA	1,296	6,297	04/29/04
Connecticut SUTA	898	2,654	04/29/04
Florida SUTA	1,711	7,237	04/29/04
Georgia SUTA	2,591	13,899	04/29/04
Massachusetts SUTA	188	677	04/29/04
Minnesota SUTA	114	401	04/29/04
Missouri SUTA	-	10	04/29/04
Michigan SUTA	783	3,174	04/29/04
New Jersey SUTA	392	1,111	04/29/04
New York SUTA	1,427	5,135	04/29/04
North Carolina SUTA	189	599	04/29/04
Oregon SUTA	263	809	04/29/04
Pennsylvania SUTA	275	1,072	04/29/04
South Carolina SUTA	415	1,834	04/29/04
Tennessee SUTA	277	1,374	04/29/04
Texas SUTA	626	2,417	04/29/04
Utah SUTA	75	199	04/29/04
Virginia SUTA	294	1,099	04/29/04
Wisconsin SUTA	-	125	04/29/04

Total Employer payroll tax contributions	$12,500	$53,149

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		April 1, 2004 to April 30, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
(continued)
Gross taxable sales	$5,658,533
Sales & Use taxes collected
Alabama City/County (Foley & Chambers Co.)	$5,364	$5,364	04/20/04
Alabama Sales	27,219	27,219	04/20/04
Alabama Use	86	86	04/20/04
Alatax (Bessemer, Boaz, Valley, Marshall Co)	9,203	9,203	04/15/04
Baldwin County Alabama	7,193	7,193	04/15/04
Florida	58,474	58,474	04/20/04
Georgia	58,158	58,158	04/20/04
Massachusetts	6,313	6,313	04/20/04
Michigan	13,956	13,956	04/14/04
Minnesota	8,497	8,497	04/20/04
New Jersey	8,679	8,679	04/20/04
New York	27,357	27,357	04/27/04
North Carolina	8,393	8,393	04/12/04
North Carolina	12,285	12,285	04/26/04
Pennsylvania	7,359	7,359	04/20/04
South Carolina	12,447	12,447	04/20/04
Tennessee (P.Forge, Interstate Sales)	20,590	20,590	04/20/04
Texas	55,008	55,008	04/20/04
Utah	9,919	9,919	04/30/04
Virginia Interstate Sales	118	118	04/15/04
Virginia Williamsburg	13,475	13,475	04/20/04

Total Sales & Use taxes paid	$370,093	$370,093
Property taxes		309
Other taxes		6,681

Total State and Local (1)	$411,303	$466,394

Total Taxes	$642,106	$703,363

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.

/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager